                                         Semiannual Report, September 30, 2001
[Rushmore logo appears here]                     AMERICAN GAS INDEX FUND, INC.

                                4922 Fairmont Avenue, Bethesda, Maryland 20814

                                               (800) 343-3355   (301) 657-1500

--------------------------------------------------------------------------------



Dear Shareholder:                                              November 19, 2001



----------------------------------------------------------
                   Top Five Performers
----------------------------------------------------------
      (Price Change: Six Months Ended September 30, 2001)

        PG&E Corp.                              22.09%
        Southwestern Energy Co.                 19.70%
        Energy West, Inc.                       19.50%
        Energy East, Inc.                       15.91%
        TXU Corp.                               12.10%
----------------------------------------------------------

----------------------------------------------------------
                   Bottom Five Performers
----------------------------------------------------------
      (Price Change: Six Months Ended September 30, 2001)

        The Montana Power Co.                   -62.77%
        Enron Corp.                             -53.13%
        Constellation Energy Group, Inc.        -45.12%
        Reliant Energy, Inc.                    -41.83%
        El Paso Corp.                           -36.37%
----------------------------------------------------------


               Total Return Comparison
       (Six Months Ended September 30, 2001)

American Gas Index Fund         Dow Jones Utilities
       -12.86%                        -19.61%

The average annual total return was -11.13% for the one-year period, 11.89% for the five-year period, and 11.61% for the ten-year period ended September
30, 2001. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares.



The American Gas Index Fund (the"Fund")/1/ experienced a total return of -12.86%/2/ for the six months ending September 30, 2001.
Designed as an index fund, the Fund intends to provide investment results that replicate the performance of the American Gas
Association Stock Index ("Index")/3/ , an index maintained by the American Gas
Association ("AGA"), a national trade
association of natural gas companies. This
Index returned -13.62%/4/ for the same time.
In previous reports, we have provided a
comparison of Fund performance with the Dow
Jones Utility Index/5/, a more readily
available utility fund benchmark. For this period, the Dow Jones Utility Index returned
-19.61%./4/

The Fund continued its tradition of
quarterly dividend payouts with two
disbursements during this six-month period totaling $0.265. Although we are never satisfied with negative returns, we are proud of the Fund's performance against its benchmarks. Morningstar(TM) continued to award the Fund with a four-star
Morningstar(TM) rating/6/.

The Fund also added three new companies to the portfolio in the first half of the fiscal year. Aquilla Corp. is a wholesale energy merchant that markets and trades a diverse portfolio of commodities including natural gas. Corning Natural Gas Corp.
provides wholesale natural gas delivery
services in upper New York State. Finally, the Fund added Cascade Natural Gas Corp. a natural gas residential and commercial distributor in Washington and Oregon.

The Fund's negative return was reflective of an overall weak period for natural gas stocks. Issues impacting the industry included slackening demand as a result of mild weather and an overall softening economy. In addition, gas supplies were generally above normal as a result of increased production. Since the companies in the Fund are closely linked to the natural gas market, their fortunes are directly tied to the supply and demand factors of the industry. Superimposed over these facts were the tragic events of September 11 and the looming economic impact this and subsequent events might have on our energy supplies as well as relations with foreign suppliers.

Looking forward, I believe our concern and nervousness about what lies ahead is justified. Times of turmoil, confusion and pain, such as this, provide investors maintaining a long-term perspective with a unique investment opportunity. As investors, we must remember to diversify our portfolios in an attempt to reduce our exposure to risk. Utility funds such as the American Gas Index Fund (symbol: GASFX) have historically performed in a steady predictable manner and are perceived as a potential "defensive" investment. Natural gas continues to be the fuel of choice for most energy users because of its cleanliness, availability and efficiency. We feel this bodes well for the long-term demand for the product and the health of its companies and the industry shareholders such as you.

As always, we thank you for your continued support and investment in the Fund. For more complete information about the Rushmore Funds, including fees and expenses, call 1.800.821.3460 for a free prospectus. Investing in the Funds involves certain risks that are fully discussed in the Funds' prospectuses. Please read the prospectus carefully before you invest or send money.

Sincerely,

/s/ David H. Ellison
David H. Ellison
President

--------
/1/By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.
/2/TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE
  RESULTS. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.
/3/American Gas Stock Index is a market-capitalization weighted Index adjusted for the percentage of gas assets of the 69 member companies of the American Gas Association. No company may account for greater than 5% of the Index.
/4/The indices are unmanaged and unlike the Fund have no management fees or operating cost that reduce reported returns. The volatility and other risk characteristics for the Fund will differ from the volatility and risk characteristics of the indices.
/5/Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.
/6/For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating. Morningstar rated this Fund among 5403, 4633, 2904, and 874 utilities funds for the overall, one, three, five and ten year periods, respectively ending 9/30/01. If a fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives five stars (Highest); if it falls in the next 22.5%, it receives four stars (Above Average); a place in the middle 35% earns it three stars (Average); those in the next 22.5% receive two stars (Below Average); and the bottom 10% get one star (Lowest).

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                                       2

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
September 30, 2001
(unaudited)

                                                             Value    Percent of
                                                  Shares   (Note 1)   Net Assets
                                                  ------- ----------- ----------
COMMON STOCKS
  The Williams Companies, Inc.................... 381,500 $10,414,950    4.71%
  El Paso Corp. ................................. 246,800  10,254,540    4.64
  Duke Energy Corp............................... 270,500  10,238,425    4.63
  KeySpan Corp................................... 305,600  10,158,144    4.59
  Dominion Resources, Inc........................ 165,000   9,792,750    4.43
  Public Service Enterprise Group, Inc........... 223,000   9,488,650    4.29
  NiSource, Inc.................................. 381,500   8,892,765    4.02
  NICOR, Inc..................................... 168,200   6,517,750    2.95
  PG&E Corp.*.................................... 413,900   6,291,280    2.84
  Reliant Energy, Inc............................ 232,600   6,122,032    2.77
  Consolidated Edison, Inc....................... 150,000   6,108,000    2.76
  Peoples Energy Corp............................ 129,500   5,148,920    2.33
  WGL Holdings, Inc.............................. 183,000   4,920,870    2.23
  Southern Union Co.*............................ 202,400   4,236,232    1.92
  AGL Resources, Inc............................. 212,000   4,233,640    1.91
  Wisconsin Energy Corp.......................... 180,100   4,052,250    1.83
  National Fuel Gas Co........................... 174,200   4,011,826    1.81
  Piedmont Natural Gas Co., Inc.................. 128,400   3,998,376    1.81
  Xcel Energy, Inc............................... 135,500   3,814,325    1.72
  CMS Energy Corp................................ 190,000   3,800,000    1.72
  Enron Corp..................................... 137,500   3,744,125    1.69
  Equitable Resources, Inc....................... 121,200   3,637,212    1.64
  DTE Energy Co..................................  83,000   3,573,150    1.62
  Questar Corp................................... 176,600   3,563,788    1.61
  Exelon Corp....................................  79,100   3,527,860    1.60
  Vectren Corp................................... 156,000   3,492,840    1.58
  Atmos Energy Corp.............................. 165,900   3,336,249    1.51
  Energy East Corp............................... 151,500   3,272,400    1.48
  OGE Energy Corp................................ 141,000   3,083,670    1.39
  UtiliCorp United, Inc.......................... 105,000   2,941,050    1.33
  New Jersey Resources Corp......................  64,100   2,833,861    1.28
  Southwest Gas Corp............................. 126,000   2,671,200    1.21
  Northwest Natural Gas Company.................. 100,000   2,339,000    1.06
  TXU Corp.......................................  49,000   2,269,680    1.03
  The Laclede Group, Inc.........................  82,600   1,982,400    0.90
  MDU Resources Group, Inc.......................  72,000   1,682,640    0.76
  Cinergy Corp...................................  52,100   1,608,327    0.73


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)
September 30, 2001
(unaudited)

                                                             Value    Percent of
                                                  Shares   (Note 1)   Net Assets
                                                  ------- ----------- ----------
COMMON STOCKS (continued)
  ONEOK, Inc.....................................  95,500   1,581,480     0.72
  South Jersey Industries, Inc...................  48,500   1,486,525     0.67
  Niagara Mohawk Holdings, Inc.*.................  86,000   1,459,420     0.66
  TECO Energy, Inc...............................  50,900   1,379,390     0.62
  Constellation Energy Group, Inc................  56,000   1,355,200     0.61
  Progress Energy, Inc...........................  30,800   1,324,092     0.60
  Energen Corp...................................  50,000   1,125,000     0.51
  Citizens Communications Co.*................... 115,000   1,081,000     0.49
  RGS Energy Group, Inc..........................  27,200   1,052,640     0.48
  NUI Corp.......................................  50,060   1,022,726     0.46
  SEMCO Energy, Inc..............................  68,000     975,800     0.44
  Northeast Utilities............................  52,000     973,960     0.44
  NSTAR..........................................  22,750     953,225     0.43
  UGI Corp.......................................  34,800     943,080     0.43
  Cascade Natural Gas Corp.......................  43,600     941,760     0.43
  Aquila, Inc.*..................................  38,000     828,400     0.37
  Public Service Co. of New Mexico...............  31,600     796,636     0.36
  Allegheny Energy, Inc..........................  19,000     697,300     0.32
  Avista Corp....................................  40,500     550,800     0.25
  WPS Resources Corp.............................  15,800     545,100     0.25
  PPL Corp.......................................  15,000     489,000     0.22
  EnergySouth, Inc...............................  19,200     417,600     0.19
  Madison Gas & Electric Co......................  16,100     404,915     0.18
  Conectiv, Inc..................................  17,000     399,500     0.18
  CH Energy Group, Inc...........................   9,400     381,640     0.17
  Southwestern Energy Co.*.......................  30,000     355,500     0.16
  Chesapeake Utilities Corp......................  16,000     293,600     0.13
  Entergy Corp...................................   6,700     238,252     0.11
  The Montanta Power Co.*........................  43,000     225,750     0.10
  Delta Natural Gas Co., Inc.....................  10,000     200,000     0.09
  Sierra Pacific Resources.......................  10,700     161,570     0.07
  RGC Resources, Inc.............................   7,500     146,475     0.07
  Energy West, Inc...............................   8,900     106,355     0.05
  ALLETE, Inc....................................   2,000      51,280     0.02
  Corning Natural Gas Corp.......................   1,500      31,500     0.01
                                                          -----------   ------
Total Common Stocks (Cost $156,344,158).................. 207,031,648    93.62
                                                          -----------   ------


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)
September 30, 2001
(unaudited)

                                                           Value     Percent of
                                                          (Note 1)   Net Assets
                                                        ------------ ----------
REPURCHASE AGREEMENT
 With Fuji Securities, Inc. dated 9/28/01 at 2.9% to be
 repurchased at $12,185,536 on 10/1/01, collateralized
 by $12,430,311 in U.S. Treasury Notes, due 11/15/07
 (Cost $12,182,592).................................... $ 12,182,592     5.51%
                                                        ------------   ------
Total Investments (Cost $168,526,750)..................  219,214,240    99.13
Other Assets Less Liabilities..........................    1,916,716     0.87
                                                        ------------   ------
Net Assets............................................. $221,130,956   100.00%
                                                        ============   ======
Net Asset Value Per Share (Based on 13,263,369 Shares
 Outstanding)..........................................       $16.67
                                                        ============
Net Assets Consist of:
 Paid-in Capital....................................... $145,361,202
 Accumulated Undistributed Net Investment Income.......        1,208
 Accumulated Undistributed Net Realized Gain on
  Investments..........................................   25,081,056
 Net Unrealized Appreciation of Investments............   50,687,490
                                                        ------------
 Net Assets............................................ $221,130,956
                                                        ============

Income Tax Information:
At September 30, 2001, the cost of the investment securities for Federal income tax purposes was $168,526,750. Net unrealized appreciation was $50,687,490 of which $62,121,501 related to appreciated investment securities and $11,434,011 related to depreciated investment securities.

Other Information:
For the six months ended September 30, 2001, purchases of securities, excluding short-term securities, were $44,002,231 and sales (including maturities) of securities were $57,210,873.

*Non-income producing
                      See Notes to Financial Statements.


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                                       5

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
(unaudited)

Investment Income
 Dividends........................................................  $ 4,491,536
 Interest.........................................................      224,681
                                                                   ------------
  Total Investment Income.........................................    4,716,217
                                                                   ------------
Expenses
 Investment Advisory Fee (Note 2).................................      523,506
 Accounting and Administrative Service Fee (Note 2)...............      458,107
 Administrative Fee (Note 2)......................................      130,888
 Interest Expense.................................................           26
                                                                   ------------
  Total Expenses..................................................    1,112,527
                                                                   ------------
Net Investment Income.............................................    3,603,690
                                                                   ------------
Net Realized Gain on Investment Transactions......................       69,516
Change in Net Unrealized Appreciation of Investments..............  (37,563,846)
                                                                   ------------
Net Loss on Investments...........................................  (37,494,330)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations.............. $(33,890,640)
                                                                   ============

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Six
                                                 Months Ended     For the Year
                                              September 30, 2001     Ended
                                                  (unaudited)    March 31, 2001
                                              ------------------ --------------
Increase (Decrease) in Net Assets
Operations
 Net Investment Income.......................   $   3,603,690    $   7,057,162
 Net Realized Gain on Investment
  Transactions...............................          69,516       47,832,013
 Change in Net Unrealized Appreciation of
  Investments................................     (37,563,846)       9,766,486
                                                -------------    -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations.................     (33,890,640)      64,655,661
                                                -------------    -------------
Distributions to Shareholders
 From Net Investment Income..................      (3,603,311)      (7,058,018)
 From Net Realized Gain on Investments.......             --       (33,056,466)
                                                -------------    -------------
  Total Distributions to Shareholders........      (3,603,311)     (40,114,484)
                                                -------------    -------------
Share Transactions
 Net Proceeds from Sales of Shares...........      45,885,175      185,284,959
 Reinvestment of Distributions...............       3,339,931       37,649,432
 Cost of Shares Redeemed.....................     (60,104,576)    (172,464,622)
                                                -------------    -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Share Transactions.........     (10,879,470)      50,469,769
                                                -------------    -------------
  Total Increase (Decrease) in Net Assets....     (48,373,421)      75,010,946

Net Assets--Beginning of Period..............     269,504,377      194,493,431
                                                -------------    -------------
Net Assets--End of Period....................   $ 221,130,956    $ 269,504,377
                                                =============    =============
Shares
 Sold........................................       2,379,419        9,230,775
 Issued in Reinvestment of Distributions.....         190,503        1,915,599
 Redeemed....................................      (3,184,308)      (8,756,493)
                                                -------------    -------------
  Net Increase (Decrease) in Shares..........        (614,386)       2,389,881
                                                =============    =============

                       See Notes to Financial Statements.


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                                       7

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                          For the Six
                          Months Ended
                           September           For the Years Ended March 31,
                            30, 2001    -------------------------------------------------
                          (unaudited)     2001      2000      1999       1998      1997
                          ------------  --------  --------  --------   --------  --------
Per Share Operating
 Performance:
 Net Asset Value--
  Beginning of Period...    $  19.42    $  16.93  $  16.28  $  18.59   $  14.84  $  13.25
                            --------    --------  --------  --------   --------  --------
 Income from Investment
  Operations:
  Net Investment Income.        0.27        0.52      0.52      0.51       0.47      0.45
  Net Realized and
   Unrealized Gain
   (Loss) on
   Investments..........       (2.75)       5.00      2.07     (1.63)      3.87      1.60
                            --------    --------  --------  --------   --------  --------
   Total from Investment
    Operations..........       (2.48)       5.52      2.59     (1.12)      4.34      2.05
                            --------    --------  --------  --------   --------  --------
 Distributions to
  Shareholders:
  From Net Investment
   Income...............       (0.27)      (0.52)    (0.52)    (0.51)     (0.47)    (0.46)
  From Net Realized
   Gain.................         --        (2.51)    (1.42)    (0.68)     (0.12)      --
                            --------    --------  --------  --------   --------  --------
   Total Distributions..       (0.27)      (3.03)    (1.94)    (1.19)     (0.59)    (0.46)
                            --------    --------  --------  --------   --------  --------
 Net Increase (Decrease)
  in Net Asset Value....       (2.75)       2.49      0.65     (2.31)      3.75      1.59
                            --------    --------  --------  --------   --------  --------
 Net Asset Value--End of
  Period................    $  16.67    $  19.42  $  16.93  $  16.28   $  18.59  $  14.84
                            ========    ========  ========  ========   ========  ========
Total Investment Return.      (12.86)%A    32.88%    17.18%    (6.35)%    29.62%    15.60%
Ratios to Average Net
 Assets:
 Expenses...............        0.85%B      0.85%     0.85%     0.85%      0.85%     0.85%
 Net Investment Income..        2.76%B      2.77%     2.95%     2.84%      2.83%     3.06%
Supplementary Data:
 Portfolio Turnover
  Rate..................          18%         38%       16%       10%        13%        8%
 Net Assets at End of
  Period (in thousands).    $221,131    $269,504  $194,493  $200,317   $244,368  $213,058
 Number of Shares
  Outstanding at End of
  Period (in thousands).      13,263      13,878    11,488    12,306     13,148    14,353

--------
A Total returns for periods of less than one year are not annualized. B Annualized.
                       See Notes to Financial Statements.


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                                       8

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2001
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

 American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.
  (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.
  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from security transactions are computed on an identified cost basis.
  (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.
  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser"), a subsidiary of Friedman, Billings, Ramsey Group, Inc. Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain officers and directors of the Fund are affiliated with the Adviser.

 FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), a subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, FBR National Bank & Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

 The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays A.G.A. a fee at an annual rate of 0.10% of the average daily net assets of the Fund.



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                                       9

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)

3. SUBSEQUENT EVENT

 On October 26, 2001, the Board of Directors approved an assignment of the investment advisory agreement between the Fund and the Adviser from Money Management Associates to FBR Fund Advisers, Inc. (1001 Nineteenth Street North, Arlington, VA 22209) effective November 1, 2001. FBR Advisers, Inc. is also a subsidiary of Friedman, Billings, Ramsay Group, Inc. and has the same officers and management as Money Management Associates. The assignment of the advisory agreement should result in no change in the advisory services provided to the Fund, and no change in the fees and expenses of the Fund.


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                                      10

[American Gas Index Fund logo appears here]

                                                   ----------------------
                                                     Semiannual Report
                                                   ----------------------


                                                     September 30, 2001